FS ENERGY & POWER FUND
A Business Development Company

FS Energy & Power Fund
Second Quarter Holdings Review
As of June 30, 2013



Key Facts	
Commenced Operations:	July 2011
Total Capital Raise[1]: (as of 8/13/2013)	$1.3 billion
Sponsor Commitment: (as of 8/13/2013)	$29.6 million
Registered Shares[2]:	300 million
Public Offering Price: (as of 8/16/2013)	$10.75
Minimum Initial Investment:	$5,000
Distribution Reinvestment Price:	90% of public offering price
Distribution Frequency[3]:	Monthly
Tax Reporting:	Form 1099

FS Energy & Power Fund (FSEP) invests primarily in the debt and income-producing equity securities of private companies in the U.S. energy and power industry. The Fund has the flexibility to invest across energy sub-sectors, geography and the corporate capital structure to meet its objectives of income and growth.

This review provides an update on the holdings in FSEP as of June 30, 2013 (unless otherwise noted).

1) Includes approximately $29.6 million in proceeds contributed by investors affiliated with FS Investment Advisor, LLC and GSO Capital Partners LP, including certain members of FSEP's board of trustees.

2) Registered shares include shares registered in the initial public offering and in a follow-on offering that was declared effective by the SEC on May 13, 2013.

3) The payment of future distributions on FSEP's common shares is subject to the discretion of FSEP's board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

The Advantages of Flexibility

FSEP seeks to diversify its portfolio holdings across investment types, energy sub-sectors and geographic locations. While diversification and asset allocation alone cannot guarantee a profit nor eliminate the loss of principal, this flexibility may help the Fund provide investors with income and growth, while maintaining a focus on capital preservation.

Holdings by Investment Type[1]



3%
62%
35%
Senior Debt (Senior Secured Loans and Secured Bonds)
Subordinated Debt
Equity/Other

FSEP's investments are primarily concentrated in senior and subordinated debt securities of energy and power companies that have a strong asset base to enhance downside protection. FSEP also makes select equity investments in energy companies that meet the Fund's investment objectives of current income generation and long-term capital appreciation. This approach can create a balance between the capital preservation of debt and the upside potential of equity investments. FSEP's allocations may change over time to take advantage of market conditions.

Holdings by Energy Sub-Sector[1]



15%
12%
40%
33%
Upstream
Midstream
Downstream
Power
Service & Equipment

FSEP seeks to diversify its holdings across the energy industry. By not concentrating heavily in any one sub-sector, the Fund will be more balanced and diversified compared to other energy-focused funds that are more limited in their investment strategy or invest in only one energy sub-sector.

FSEP's current portfolio is weighted toward "Upstream" and "Service & Equipment" investments. Upstream energy companies find, develop and extract energy resources. Upstream companies are set to benefit directly from growing worldwide energy demand and present many attractive investment opportunities as companies look to expand natural gas and oil production. Service & Equipment companies supply specialized services and materials to aid in every step of the energy life cycle. This weighting may shift as market conditions and investment opportunities change over time.

Holdings by Geography



FSEP Investment Footprint

Global Holdings:
Australia, Canada,
Gulf of Mexico, Scotland

Location represents the state or country in which the portfolio company is headquartered or has an operating presence.

Non-Broadly Syndicated Investments

49%

of FSEP's portfolio consists of non-broadly syndicated investments.

FSEP defines a non-broadly syndicated investment as any investment that is considered proprietary, an anchor order or an opportunistic or event-driven investment. These investments may offer higher returns than broadly syndicated transactions, which are sold to many participants. FSEP's sub-adviser, GSO Capital Partners LP (GSO), positions the Fund to access non-broadly syndicated investments due to GSO's scale, expertise and the relationships of its energy investment team.

(1) As a percentage of fair value.

Experienced Management Team

FRANKLIN SQUARE
CAPITAL PARTNERS

Advisor

Franklin Square Capital Partners (Franklin Square) is a leading manager of alternative investment funds designed to enhance investors' portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors. The firm's funds offer "endowment-style" investment strategies that help construct diversified portfolios and manage risk. Franklin Square strives not only to maximize investment returns but also to set the industry standard for best practices by focusing on transparency, investor protection and education for investment professionals and their clients.

Founded in Philadelphia in 2007, Franklin Square quickly established itself as a leader in the world of alternative investments by introducing innovative credit-based income funds, including the industry's first non-traded BDC. The firm currently manages three funds with approximately $7.9 billion in assets under management as of June 30, 2013. Forbes Magazine ranked Franklin Square 13th on its 2013 list of America's Most Promising Companies. Franklin Square distributes its funds through its affiliated broker-dealer, FS[2] Capital Partners, LLC (member FINRA/SIPC).

GSO
CAPITAL PARTNERS
A Blackstone Company

Sub-Adviser

GSO Capital Partners LP (GSO) serves as the sub-adviser for FSEP. GSO is the credit platform of The Blackstone Group L.P., one of the largest alternative asset managers in the world with $230 billion in assets under management as of June 30, 2013. The extensive expertise of the GSO energy team offers a significant benefit to FSEP, particularly through access to non-broadly syndicated investments. GSO invested approximately $13.9 billion in energy companies from 2005 through 2012 and had over $62 billion in assets under management and over 230 employees dedicated to alternative credit investments as of June 30, 2013.

Second Quarter Holdings as of June 30, 2013

Portfolio Company[a]	Energy Sub-Sector	Location[b]	Rate[c]	LIBOR Floor	Maturity	Weighting[d]
Senior Secured Loans – First Lien						
Alon USA Partners, L.P.	Downstream	Dallas, TX	L+800	1.3%	11/26/18	0.3%
BBH Operating LLC [f]	Upstream	Denver, CO	Prime+500	3.3%	2/26/15	0.5%
BlackBrush TexStar L.P. [e]	Midstream	San Antonio, TX	L+650	1.3%	6/4/19	4.1%
Boomerang Tube, LLC	Service & Equipment	Chesterfield, MO	L+950	1.5%	10/11/17	1.4%
Brock Holdings III, Inc.	Service & Equipment	Houston, TX	L+450	1.5%	3/16/17	0.1%
Buffalo Gulf Coast Terminals LLC	Midstream	Houston, TX	L+400	1.3%	10/31/17	0.5%
Cedar Bay Generating Co., L.P.	Power	Jacksonville, FL	L+500	1.3%	4/23/20	0.7%
Consolidated Precision Products Corp.	Service & Equipment	Pomona, CA	L+375	1.0%	12/28/19	0.4%
Crestwood Holdings LLC [e]	Midstream	Houston, TX	L+600	1.0%	6/19/19	1.9%
Dynegy Inc.	Power	Baldwin, IL	L+300	1.0%	4/23/20	0.3%
EMG Utica, LLC	Midstream	Houston, TX	L+375	1.0%	3/27/20	0.3%
EP Acquisition LLC	Upstream	Houston, TX	Prime+500	3.3%	3/31/15	0.0%
Everest Acquisition LLC	Upstream	Houston, TX	L+275	0.8%	5/24/18	0.0%
FREIF North American Power I LLC (TLB)	Power	Houston, TX	L+375	1.0%	3/29/19	0.5%
FREIF North American Power I LLC (TLC)	Power	Houston, TX	L+375	1.0%	3/29/19	0.0%
Harvey Gulf International Marine, LLC [e]	Service & Equipment	New Orleans, LA	L+450	1.0%	6/18/20	0.5%
Hudson Products Holdings Inc.	Service & Equipment	Beasley, TX	L+400	1.3%	6/7/17	0.6%
La Frontera Generation, LLC	Power	Juno Beach, FL	L+350	1.0%	9/30/20	0.3%
LSP Madison Funding, LLC	Power	East Brunswick, NJ	L+425	1.3%	6/28/19	0.0%
McJunkin Red Man Corp.	Service & Equipment	Houston, TX	L+475	1.3%	10/24/19	0.7%
Murray Energy Corp.	Upstream	St. Clairsville, OH	L+375	1.0%	5/24/19	0.6%
Panda Sherman Power, LLC	Power	Dallas, TX	L+750	1.5%	9/14/18	0.8%
Panda Temple Power, LLC (TLA)	Power	Dallas, TX	L+700	1.5%	7/17/18	1.1%
Panda Temple Power, LLC (TLB)	Power	Dallas, TX	L+1000	1.5%	7/17/18	2.9%
Panda Temple Power II, LLC	Power	Dallas, TX	L+600	1.3%	4/3/19	0.6%
Pinnacle Operating Corp.	Service & Equipment	Cleveland, MS	L+375	1.0%	11/15/18	0.4%
Power Buyer, LLC [f]	Service & Equipment	Detroit, MI	L+325	1.0%	5/6/20	0.5%
Prowler Acquisition Corp.	Service & Equipment	Houston, TX	L+475	1.0%	3/19/19	0.4%
Sheridan Production Partners I-A, L.P.	Upstream	Houston, TX	L+375	1.3%	10/1/19	0.6%
Sprint Industrial Holdings LLC	Service & Equipment	Houston, TX	L+575	1.3%	5/10/19	0.9%
Stallion Oilfield Holdings, Inc. [e]	Service & Equipment	Houston, TX	L+675	1.3%	6/19/18	3.7%
Star West Generation LLC [e]	Power	Houston, TX	L+325	1.0%	3/13/20	0.5%
Texas Competitive Electric Holdings Co. LLC	Power	Dallas, TX	L+450	-	10/10/17	2.0%
Topaz Power Holdings, LLC	Power	Austin, TX	L+400	1.3%	2/26/20	0.6%
Total Safety U.S., Inc.	Service & Equipment	Houston, TX	L+450	1.3%	3/13/20	0.9%
UTEX Industries, Inc.	Service & Equipment	Houston, TX	L+350	1.3%	4/10/20	0.7%
Westway Group, LLC	Service & Equipment	New Orleans, LA	L+400	1.0%	2/27/20	0.6%
Willbros United States Holdings, Inc.	Service & Equipment	Houston, TX	L+750	2.0%	6/30/14	0.5%
						Subtotal 31.4%
Senior Secured Loans – Second Lien						
Ameriforge Group Inc.	Service & Equipment	Houston, TX	L+750	1.3%	12/19/20	1.7%
Brand Energy & Infrastructure Services, Inc [e]	Service & Equipment	Kennesaw, GA	L+975	1.3%	10/23/19	2.0%
Brock Holdings III, Inc. [e]	Service & Equipment	Houston, TX	L+825	1.8%	3/16/18	2.2%
Consolidated Precision Products Corp.	Service & Equipment	Pomona, CA	L+925	1.3%	6/28/20	1.5%
EquiPower Resources Holdings, LLC [e]	Power	Hartford, CT	L+850	1.5%	6/21/19	0.6%
Pinnacle Operating Corp.	Service & Equipment	Cleveland, MS	L+1025	1.3%	5/15/19	0.0%
Power Buyer, LLC	Service & Equipment	Detroit, MI	L+725	1.0%	11/6/20	0.4%
Rice Drilling B LLC [e]	Upstream	Canonsburg, PA	L+725	1.3%	10/25/18	4.6%
Sabine Oil & Gas LLC	Upstream	Houston, TX	L+750	1.3%	12/31/18	2.5%
Samson Investment Co.	Upstream	Tulsa, OK	L+475	1.3%	9/25/18	0.9%
Teine Energy Ltd.	Upstream	Calgary, AB	L+625	1.3%	5/17/19	1.2%
Total Safety U.S., Inc. [f]	Service & Equipment	Houston, TX	L+800	1.3%	9/13/20	0.9%
UTEX Industries, Inc.	Service & Equipment	Houston, TX	L+750	1.3%	4/10/21	1.7%
WildHorse Resources, LLC	Upstream	Houston, TX	L+625	1.3%	12/13/18	4.6%
						Subtotal 24.8%
Senior Secured Bonds						
Edgen Murray Corp.	Service & Equipment	Baton Rouge, LA	8.8%	—	11/1/20	0.2%
Energy Future Intermediate Holding Co. LLC	Power	Dallas, TX	11.8%	—	3/1/22	0.9%
Energy Future Intermediate Holding Co. LLC	Power	Dallas, TX	6.9%	—	8/15/17	0.1%
Erickson Air-Crane Inc.	Service & Equipment	Portland, OR	8.3%	—	5/1/20	0.7%
Gastar Exploration USA, Inc.	Upstream	Houston, TX	8.6%	—	5/15/18	0.2%
Globe Luxembourg SCA	Service & Equipment	Aberdeen, Scotland	9.6%	—	5/1/18	0.7%
Iracore International Holdings, Inc.	Service & Equipment	Hibbing, MN	9.5%	—	6/1/18	0.8%
Murray Energy Corp.	Upstream	St. Clairsville, OH	8.6%	—	6/15/21	0.3%
Permian Tank & Manufacturing, Inc.	Service & Equipment	Odessa, TX	10.5%	—	1/15/18	0.3%
Prince Mineral Holding Corp.	Service & Equipment	New York, NY	11.5%	—	12/15/19	0.5%

Portfolio Company[a]	Energy Sub-Sector	Location[b]	Rate[c]	LIBOR Floor	Maturity	Weighting[d]
Senior Secured Bonds						
Ryerson Inc.	Service & Equipment	Chicago, IL	9.0%	—	10/15/17	0.3%
Shale-Inland Holdings, LLC	Service & Equipment	Houston, TX	8.8%	—	11/15/19	0.5%
						Subtotal 5.5%
Subordinated Debt						
Alta Mesa Holdings, L.P.	Upstream	Houston, TX	9.6%	—	10/15/18	3.2%
Antero Resources Finance Corp.	Upstream	Denver, CO	9.4%	—	12/1/17	0.4%
Approach Resources Inc.	Upstream	Fort Worth, TX	7.0%	—	6/15/21	0.7%
Athlon Holdings L.P.	Upstream	Fort Worth, TX	7.4%	—	4/15/21	0.4%
Aurora USA Oil & Gas, Inc.	Upstream	Australia	9.9%	—	2/15/17	1.6%
BOE Intermediate Holding Corp.	Service & Equipment	Atlanta, GA	9.8% PIK	—	11/1/17	0.2%
BreitBurn Energy Partners L.P.	Upstream	Los Angeles, CA	7.9%	—	4/15/22	0.3%
Chaparral Energy Inc.	Upstream	Oklahoma City, OK	7.6%	—	11/15/22	1.3%
Chaparral Energy Inc.	Upstream	Oklahoma City, OK	8.3%	—	9/1/21	0.3%
CHC Helicopter S.A.	Service & Equipment	Richmond, BC	9.4%	—	6/1/21	0.4%
Comstock Resources, Inc.	Upstream	Frisco, TX	9.5%	—	6/15/20	0.8%
Crestwood Midstream Partners L.P.	Midstream	Houston, TX	7.8%	—	4/1/19	0.7%
CrownRock, L.P.	Upstream	Midland, TX	7.1%	—	4/15/21	3.5%
EP Energy LLC	Upstream	Houston, TX	7.8%	—	9/1/22	0.5%
EPE Holdings LLC	Upstream	Houston, TX	8.1%	—	12/15/17	0.4%
Era Group Inc.	Service & Equipment	Houston, TX	7.8%	—	12/15/22	0.6%
Everest Acquisition LLC	Upstream	Houston, TX	9.4%	—	5/1/20	1.5%
Foresight Energy LLC	Upstream	Saint Louis, MO	9.6%	—	8/15/17	0.3%
Forest Oil Corp.	Upstream	Denver, CO	7.5%	—	9/15/20	0.4%
Global Partners L.P.	Midstream	Waltham, MA	8.0%	—	2/14/18	5.0%
Hercules Offshore, Inc.[e]	Service & Equipment	Houston, TX	10.5%	—	10/15/17	0.4%
Hercules Offshore, Inc.	Service & Equipment	Houston, TX	8.8%	—	7/15/21	0.5%
Legacy Reserves, L.P.	Upstream	Midland, TX	6.6%	—	12/1/21	0.7%
Legacy Reserves, L.P.	Upstream	Midland, TX	8.0%	—	12/1/20	1.2%
Martin Midstream Partners L.P.	Midstream	Kilgore, TX	7.3%	—	2/15/21	0.1%
Memorial Production Partners, L.P.	Upstream	Houston, TX	7.6%	—	5/1/21	0.1%
QR Energy, L.P.	Upstream	Houston, TX	9.3%	—	8/1/20	1.0%
Rex Energy Corp.	Upstream	State College, PA	8.9%	—	12/1/20	0.9%
Samson Investment Co.	Upstream	Tulsa, OK	9.8%	—	2/15/20	1.7%
Sanchez Energy Corp.	Upstream	Houston, TX	7.8%	—	6/15/21	0.3%
Seitel, Inc.	Service & Equipment	Houston, TX	9.5%	—	4/15/19	0.4%
SemGroup Corp.	Midstream	Tulsa, OK	7.5%	—	6/15/21	0.7%
Sidewinder Drilling Inc.	Service & Equipment	Houston, TX	9.8%	—	11/15/19	1.5%
Summit Midstream Holdings, LLC	Midstream	Dallas, TX	7.5%	—	7/1/21	0.1%
Talos Production LLC	Upstream	Houston, TX	9.8%	—	2/15/18	1.0%
The Kenan Advantage Group, Inc.	Service & Equipment	North Canton, OH	8.4%	—	12/15/18	0.8%
Zachry Holdings, Inc.	Service & Equipment	San Antonio, TX	7.5%	—	2/1/20	1.0%
						Subtotal 34.9%
Equity/Other[i]						
BBH Operating, LLC, Common Equity[g]	Upstream	Denver, CO	—	—	—	0.1%
Fortune Creek Co-Invest I L.P., LP Interest[h]	Midstream	British Columbia, Canada	—	—	—	1.6%
Plains Offshore Operations Inc., Preferred Equity	Upstream	Houston, TX	—	—	—	1.6%
Plains Offshore Operations Inc., Strike: $20.00, Warrants[g]	Upstream	Houston, TX	—	—	—	0.1%
						Subtotal 3.4%
						TOTAL INVESTMENTS 100.0%

(a) Security may be an obligation of one or more entities affiliated with the named company.
(b) Location represents the state or country in which the portfolio company is headquartered or has its principal operating location.
(c) L, or LIBOR, is the London Interbank Offering Rate.
(d) Calculated as a percentage of fair value. Certain percentages may have been rounded. Fair value is determined by FSEP's board of trustees.
(e) Position or portion thereof unsettled as of June 30, 2013.
(f) Weighting percentage shown net of unfunded amount.
(g) Security is non-income producing.
(h) Investment denominated in Canadian dollars. Fair value converted into U.S. dollars as of June 30, 2013.
(i) Listed investments may be treated as debt for GAAP or tax purposes.

Risk Factors

An investment in the common shares of FSEP involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common shares involves; however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in our common shares.

- Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your common shares. While we intend to conduct quarterly tender offers for our common shares, only a limited number of our common shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.
- Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of energy and power companies. The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance.
- An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- FSEP is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in the Fund, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states, such as Kansas, impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.
- Our previous distributions to shareholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings had not agreed to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of the fees owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled.

www.fsenergyandpowerfund.com

FS² CAPITAL PARTNERS MEMBER FINRA/SIPC

FS² Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC

FS² Capital Partners, LLC (FS² Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS² Capital's due diligence obligations under the federal securities laws. FS² Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS² Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.